EXHIBIT 10(c)(2)

Citigroup Warehouse

FOURTH OMNIBUS AMENDMENT

This FOURTH OMNIBUS AMENDMENT, dated as of February 21, 2007 (as amended, modified, waived, supplemented or restate from time to time, this “Amendment”), is by and among:

(1) U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns “U.S. Bank”), not in its individual capacity, but solely as Custodian (in such capacity, the “Custodian”) and as indenture trustee (in such capacity, the “Indenture Trustee”) under the Indenture (as defined below);

(2) CITIGROUP GLOBAL MARKETS REALTY CORP., a Delaware corporation (together with its successors and assigns, “Citigroup”), as note purchase (in such capacity, the “Note Purchaser”) under the Note Purchaser Agreement (as defined below);

(3) NEWSTAR WAREHOUSE FUNDING 2005 LLC, a Delaware limited liability company (together with its successors and assigns, “NewStar LLC”), as issuer (in such capacity, the “Issuer”) under the Indenture (as defined below) and as purchaser (in such capacity, the “Purchaser”) under the Sale and Servicing Agreement (as defined below);

(4) NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successor and assigns, “NewStar Financial”), as seller (in such capacity, “Seller”) and as servicer (in such capacity, “Servicer”) under the Sale and Servicing Agreement (as defined below); and

(5) LYON FINANCIAL SERVICES, INC., d/b/a u.s. Bank Portfolio Services (together with its successor and assigns, “USBPS”), as backup servicer (in such capacity, “Backup Servicer”).

INTRODUCTORY STATEMENT

NewStar Financial, as Seller and as Servicer, NewStar LLC, as Purchaser, and USBPS, as Backup Servicer, have entered into the Sale and Servicing Agreement, dated as of December 30, 2006 (the “Sale and Servicing Agreement”).

NewStar LLC, as Issuer, and U.S. Bank, as Indenture Trustee and as Custodian, have entered into the Indenture, dated as of December 30, 2006 (the “Indenture”),

NewStar LLC, as Issuer, NewStar Financial, as Seller and Servicer, and Citigroup, as Note Purchaser, have entered into the Amended and Restated Note Purchase Agreement, dated as of December 22, 2006 (the “Note Purchase Agreement”) and, together with the Sale and Servicing Agreement and the Indenture, the “Basic Documents”).

Pursuant to the Indenture, NewStar LLC, as Issuer, has issued a Note to the Note Purchaser with an aggregate initial principal amount of up to $300,000,000 (the “Note”).

In April of 2006, the parties entered into a First Omnibus Amendment amending Appendix A to each of the Basic Documents (the “First Omnibus Amendment”), in June of 2006, the parties entered into a Second Omnibus Amendment further amending Appendix A to each of the Basic Documents (the “Second Omnibus Amendment”) and in December of 2006 the parties entered into a Third Omnibus Amendment amending the Basic Documents concurrently in connection with NewStar LLC’s execution and delivery of a Continuing Agreement for Letters of Credit in favor of Citibank, N. A. (the “Reimbursement Agreement”) and to adopt the Usage and Definitions attached thereto as Exhibit A (the “Definitions Appendix”) as the definitions appendix that is to be applicable to each of the Basic Documents (the “Third Omnibus Amendment”).

The parties now wish to amend the Sale and Servicing Agreement and the Definitions Appendix (any such amendment of the Definitions Appendix constituting an amendment of the Basic Documents which incorporate it by reference) in the manner set forth herein.

The parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, all defined terms that are defined in the Sale and Servicing Agreement (as amended by this Amendment) or, if not therein defined, in the Note Purchase Agreement (as amended by this Amendment) or, if not therein defined, in the Indenture (as amended by this Amendment) (including, in each case, the Definitions Appendix), shall have the same meanings when used herein.

Section 2. Amendments to the Definitions Appendix.

(a) The definition of “Concentration Account” is deleted and replaced in its entirety with the following definition:

“Concentration Account” means the account maintained at a Concentration Account Bank for the purpose of receiving Collections, the details of which are contained in Schedule 2 to the Sale and Servicing Agreement, as such schedule may be amended from time to time.

(b) The definition of “Concentration Account Bank” is deleted and replaced in its entirety with the following definition:

“Concentration Account Bank” means U.S. Bank, Wachovia Bank, National Association, or any other bank selected by the Servicer from time to time for the purpose of receiving Collections from Obligors which is a Qualified Institution and enters into an agreement similar to the Intercreditor Agreement (and provides for joinder by the Issuer).

(c) The definition of “Intercreditor Agreement” is deleted and replaced in its entirely with the following definition;

“Intercreditor Agreement” means either (i) the Amended and Restated Intercreditor and Concentration Account Administration Agreement, dated as of August 30, 2005, by and among U.S. Bank, Wachovia Capital Markets, LLC, NewStar Financial, NewStar CP Funding LLC and each party that from time to time executes and delivers a joinder thereto or (ii) the Intercreditor and Concentration Account Administration Agreement (Wachovia Deposit Account), dated as of February 15, 2007, by and among U.S. Bank National Association, as account custodian and as secured party, Wachovia Capital Markets, LLC, as administrative agent, NewStar Financial, Inc., as originator, as original servicer, as collateral manager and as concentration account servicer, NewStar CP Funding LLC, as seller, U.S. Bank National Association, as trustee, NewStar Trust 2005-1, as issuer, NewStar Short-Term Funding LLC, as borrower, NewStar Credit Opportunities Funding I Ltd., as seller, IXIS Financial Products Inc., as administrative agent and as investor agent, NewStar Warehouse Funding 2005 LLC, as issuer, NewStar Structured Finance Opportunities, LLC, as issuer, NewStar Commercial Loan Trust 2006-1, as issuer, NewStar Concentration LLC, as account titleholder, each party that from time to time executes and delivers a joinder thereto and Wachovia Bank, National Association, as Concentration Account Bank, as applicable.

Section 3. Amendments to the Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended by deleting and replacing Schedule 2 in its entirety with the Schedule 2 attached to this Amendment.

Section 4. Representations and Warranties of NewStar LLC and NewStar Financial. Each of NewStar LLC and NewStar Financial represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Note Purchaser, the Indenture Trustee, the Issuing Bank, the Custodian and the Backup Servicer that:

(a) it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b) no consent of any person and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment which has not been obtained;

(c) this Amendment has been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

(e) after giving effect to this Amendment, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default (as defined in the Indenture or any other Basic Document) has occurred and is continuing; and

(f) on the date hereof, the representations and warranties set forth in Section 3.1 and Section 3.2 of the Sale and Servicing Agreement, and the representations and warranties set forth in Section 5.01 and Section 5.02 of the Note Purchase Agreement, are and will be true, correct and complete with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case, as of such earlier date.

Section 5. Conditions to Effectiveness. This Amendment shall become effective as of the date above written, if, and only if:

(a) each of the Note Purchaser, the Indenture Trustee, the Custodian and the Backup Servicer shall have received counterparts of this Amendment duly executed by NewStar LLC and NewStar Financial (in all of their respective capacities set forth herein);

(b) all representations and warranties contained in this Amendment or otherwise made in writing to the Note Purchaser, the Indenture Trustee, the Custodian and/or the Backup Servicer in connection herewith shall be true and correct in all material respects;

(c) such other information, materials and documentation as the Note Purchaser, the Indenture Trustee, the Custodian and/or the Backup Servicer, and/or their respective counsel, may reasonably request, which information, materials and documentation shall be satisfactory in form and substance to such Person, as the case may be, and its counsel; and

(d) all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Note Purchaser, the Indenture Trustee, the Custodian and/or the Backup Servicer and their respective counsel.

Section 6. Confirmation and Acknowledgement of the Obligations. NewStar LLC hereby (i) confirms and acknowledges to the Note Purchaser that it is validly and justly indebted to the Note Purchaser, any other Noteholders and any other Persons party to the Basic Documents, as applicable, for the payment of all obligations due under the Basic Documents without offset, defense, cause of action or counterclaim of any kind or nature whatsoever and (ii) reaffirms and admits the validity and enforceability of the Indenture, the Note and the other Basic Documents. NewStar Financial hereby confirms and acknowledges its obligations under the Basic Document and confirms that they will remain in effect following the execution and delivery of this Amendment.

Section 7. Ratification of Basic Documents. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Note or the Basic Documents or a waiver of any Event of Default under the Note, the Indenture or the other Basic Documents, whether or not known to the Note Purchaser, any other Noteholder or the Indenture Trustee or (ii) to prejudice any other right or rights which the Note Purchaser, any other Noteholder or the Indenture Trustee may now have or have in the future under or in connection with the Note or the Basic Documents or any of the instruments or agreements referred to therein. Except to the extent hereby modified, the Note and each of the Basic Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Note and the Basic Documents as heretofore amended or modified and as modified by this Amendment are hereby ratified and affirmed. After this Amendment becomes effective, all references to the Indenture, Note Purchase Agreement and Sale and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Indenture, Note Purchase Agreement or Sale and Servicing Agreement shall be deemed to mean the Indenture, Note Purchase Agreement or the Sale and Servicing Agreement as amended by the First Omnibus Amendment, the Second Omnibus Amendment, the Third Omnibus Amendment and as further amended hereby. This Amendment shall not constitute a novation of the Indenture, Note Purchase Agreement or Sale and Servicing Agreement, but shall constitute an amendment thereof.

Section 8. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 9. Paragraph Headings. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

Section 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Basic Documents. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter of this Amendment, which are not fully expressed herein.

Section 12. Severability. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

Section 13. Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

Section 14. Consultation with Advisors. Each of the parties hereto acknowledge that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part thereof to be drafted.

Section 15. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

Section 16. Costs and Expenses. The Issuer agrees that the obligations of the Issuer pursuant to Section 10.13(a)(ii) of the Note Purchase Agreement shall extend to the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby and thereby are consummated), including, but not limited to, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Note Purchaser.

Schedule 2

Concentration Account

Bank Name	Account	Account Number
U.S. Bank National Association	Concentration Account	786577-700

Wachovia Bank National Association	Concentration Account	2000032625215

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Custodian and as Indenture Trustee

By:	/s/ Kyle Harcourt
Name: Kyle Harcourt
Title: Vice President

CITIGROUP GLOBAL MARKETS REALTY CORP., AS Note Purchaser

By:	/s/ John Pawlowski
Name: John Pawlowski
Title: Authorized Signer

NEWSTAR WAREHOUSE FUNDING 2005 LLC, as Purchaser and Issuer

By:	NEWSTAR FINANCIAL, INC., its designated manager

By:	/s/ John Kirby Bray
	Name:	John Kirby Bray
	Title:	Chief Financial Officer NewStar Financial, Inc.

NEWSTAR FINANCIAL, INC., as Purchaser and as Issuer

By:	/s/ John Kirby Bray
	Name:	John Kirby Bray
	Title:	Chief Financial Officer NewStar Financial, Inc.

LYON FINANCIAL SERVICES, INC., AS Backup Servicer

By:	/s/ Joseph Andries
Name: Joseph Andries
Title: Senior Vice President

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